Securities and Exchange Commission

                     Washington, DC  20549

                          Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                 Date of Report October 9, 1997
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874               94-2213782
(State of other          (Commission File           (IRS Employer
 jurisdiction of          Number)                  Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,                 Omaha, NE   68131
           (Address of principal executive offices)          Zip Code




Registrant's Telephone Number, including area code:    (402)341-4500




                              N/A
 (Former name or former address, if changed since last report)



Item 5.  Other Events

     On October 9, 1997, the Registrant announced that Duff
& Phelps Credit Rating Co. has assigned a BBB- investment grade credit rating to the Registrant's senior unsecured debt.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated October 9, 1997

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.




                              By: \s\ Douglas L. Anderson
                                   Douglas L. Anderson
                                   Assistant General Counsel
                                   and Assistant Secretary





Dated: October 9, 1997